Exhibit 99.1

Ares Management Corporation Announces Agreement to Acquire Landmark Partners

A Market-Leading Secondaries Platform that has been
Delivering Attractive Investment Performance for Over 30 Years

Business Combination Expected to Enhance Investing Advantages and
Unlock Growth in the Attractive, Rapidly Expanding Secondaries Markets

Ares to Host Conference Call Today at 8:00 a.m. Eastern Time

LOS ANGELES—March 31, 2021—Ares Management Corporation (“Ares”) (NYSE: ARES) announced today that a subsidiary of Ares has entered into a definitive agreement with a subsidiary of BrightSphere Investment Group Inc. (NYSE: BSIG) and Landmark Investment Holdings LP to acquire 100% of Landmark Partners, LLC (collectively with its subsidiaries, “Landmark”), one of the largest and most experienced investors in acquiring secondary private fund ownership stakes in the alternative asset management industry. The transaction is valued at $1.08 billion, including approximately $787 million in cash and approximately $293 million in Ares Operating Group Units, in each case subject to certain adjustments.

With 150 employees across six global offices, Landmark manages private equity, real estate and infrastructure secondaries funds totaling $18.7 billion in assets under management as of December 31, 2020. Supported by a global, institutional investor base of more than 600 fund investors, Landmark is viewed as a trusted and innovative counterparty in developing flexible transaction solutions to an extensive roster of financial sponsors and institutional investors. Landmark was founded in 1989 and is led by its highly experienced management team who have capitalized on the increasing investor appetite for private market secondaries with a compound annual growth rate of 17% in its assets under management over the past four years.

“We are incredibly proud to announce this transaction with Landmark, a pioneer in developing the asset class of private market secondaries,” said Michael Arougheti, Chief Executive Officer and President of Ares. “We believe secondary investments are only increasing in their appeal to a growing group of investors and we are excited to include these strategies in our comprehensive alternatives offering. We have known Landmark’s leadership team for many years and hold them in high regard for their approach to partnership and demonstrated ability to develop creative, win-win solutions. We look forward to welcoming Frank Borges, Tim Haviland and their colleagues and we expect significant benefits for our investors, employees and other stakeholders from this combination.”

“We are excited to join forces with Ares as we enter this new chapter in Landmark’s history,” said Francisco Borges, Chairman and Managing Partner of Landmark Partners. “Ares’ global platform and significant resources will enhance our combined investment capabilities and my partners and I look forward to driving continued strong performance, transaction structuring innovation and business growth for many years to come. As a reflection of this optimism, I am very pleased that our management team has agreed to accept significant equity in the combined firm.”

“As alternative assets continue to gain share, we believe growth in the secondaries market should also continue to accelerate,” said Timothy Haviland, President and Managing Partner of Landmark Partners. “We are excited to enhance and expand our already strong market position as a new investment group within the broader Ares platform. Our approach and processes are culturally similar to Ares’ and we look forward to building on key sourcing, relative value and structuring advantages as well as unlocking new growth opportunities.”

The acquisition of Landmark further expands Ares’ product offering into a segment of alternative asset management that is experiencing double-digit industry growth rates. The secondary market provides sellers with the ability to achieve liquidity on their private market fund interests and enables buyers to invest later in a fund’s life, typically benefiting from seasoned portfolios and accelerated cash flows. Additionally, the secondary market’s growth has expanded over the last decade to enable fund sponsors to deliver liquidity to their investors through asset recapitalization and GP-led secondary funds. Along with the increase in the number of compelling investment solutions Ares can offer its clients, Ares’ client base is meaningfully expanding, creating significant fundraising opportunities. The joint platform will have over 1,600 institutional investors, where less than 5% of these accounts are currently invested with both Ares and Landmark.

The business combination is expected to drive meaningful investing advantages across Ares’ platform, which will expand to include five distinct but complementary investment verticals in Credit, Private Equity, Real Estate, Strategic Initiatives and now Secondaries. For Landmark, Ares’ extensive direct lending relationships with approximately 825 financial sponsors, well-established regional networks across North America, Europe, Asia Pacific and the Middle East and marketplace insights from across asset classes should serve to further differentiate its existing key competitive advantages in transaction sourcing, evaluation and structuring.

“The acquisition of Landmark is not only highly strategic, but it is also expected to be immediately financially accretive to Ares’ core earnings metrics, including after-tax realized income per common share, and it should be a meaningful driver of our growth in the years ahead,” said Michael McFerran, Chief Operating Officer and Chief Financial Officer of Ares. “In addition, the transaction is expected to be accretive to our fee related earnings margins and further enhances our fee related earnings composition within our realized income.”

The transaction is expected to close in the second quarter of 2021 and is subject to customary closing conditions, including regulatory approvals.

RBC Capital Markets, LLC and Credit Suisse Securities (USA) LLC acted as financial advisors to Ares and Kirkland & Ellis LLP served as legal counsel. Morgan Stanley & Co LLC acted as financial advisor to BrightSphere. Goldman Sachs & Co. LLC acted as financial advisor to Landmark Partners LLC. Ropes & Gray served as legal counsel to both Landmark and BrightSphere.

Conference Call and Webcast Information
Ares will host a conference call on Wednesday, March 31, 2021 at 8:00 a.m. (Eastern Time) to discuss the transaction. A supplemental presentation that illustrates the transaction is available on the Investor Resources section of Ares’ website at www.aresmgmt.com.

All interested parties are invited to participate via telephone or the live webcast, which will be hosted on a webcast link located on the Home page of the Investor Resources section of our website at www.aresmgmt.com. Domestic callers can access the conference call by dialing 1-888-317-6003. International callers can access the conference call by dialing +1 412-317-6061. All callers will need to enter the Participant Elite Entry Number 7513238 followed by the # sign and reference “Ares Management Corporation” once connected with the operator. All callers are asked to dial in 10-15 minutes prior to the call so that name and company information can be collected. For interested parties, an archived replay of the call will be available through April 30, 2021 to domestic callers by dialing 1-877-344-7529 and to international callers by dialing +1 412-317-0088. For all replays, please reference conference number 10153612. An archived replay will also be available through April 30, 2021 on a webcast link located on the Home page of the Investor Resources section of our website.

About Ares Management Corporation
Ares Management Corporation (NYSE: ARES) is a leading global alternative investment manager operating integrated groups across Credit, Private Equity, Real Estate and Strategic Initiatives. Ares Management’s investment groups collaborate to deliver innovative investment solutions and consistent, attractive investment returns for fund investors throughout market cycles. As of December 31, 2020, Ares Management's global platform had approximately $197 billion of assets under management with more than 1,450 employees operating across North America, Europe, Asia Pacific and the Middle East. For more information, please visit www.aresmgmt.com.

About Landmark Partners
Founded in 1989, Landmark is a leading investment manager focused on the secondary markets. Landmark has six offices globally with 150 employees, including over 65 investment and research professionals. Over the course of its 30+ year history, Landmark has invested across over 2,400 partnership interests, driving unique and proprietary transactions through its deeply established relationships with institutional investors, fund sponsors, and market advisors. The firm has formed an aggregate of over 30 funds and related vehicles capitalized with over $28 billion in commitments while maintaining a consistent investment philosophy: Landmark’s “thought partner” approach to investing through which it provides unique and customized liquidity solutions, while capitalizing on the potential benefits of secondary investing. For more information, please visit www.landmarkpartners.com.

Forward-Looking Statements
Statements included herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties, including the ability of Ares to consummate the Landmark acquisition and to effectively integrate the acquired business into our operations and to achieve the expected benefit therefrom. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. Ares Management Corporation undertakes no duty to update any forward-looking statements made herein.

Ares Management Corporation

Media:
Brunswick Group
Jonathan Doorley / Alex Yankus, 212-333-3810
ARES@brunswickgroup.com

Ares Management
Priscila Roney, 212-808-1185
proney@aresmgmt.com

Investors:
Carl Drake, 888-818-5298
cdrake@aresmgmt.com or
Greg Mason, 314-282-2533
gmason@aresmgmt.com

Landmark Partners:
Chad Alfeld
chad.alfeld@landmarkpartners.com
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